Exhibit 99.1

CAMDEN SUMMIT PARTNERSHIP, L.P.

Issuer

AND

CAMDEN PROPERTY TRUST

Guarantor

TO

WACHOVIA BANK, NATIONAL ASSOCIATION

Trustee

Supplemental Indenture No. 5

Dated as of June 21, 2005

     SUPPLEMENTAL INDENTURE NO. 5, dated as of June 21, 2005 (the “Supplemental Indenture”), among CAMDEN SUMMIT PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware f/k/a Summit Properties Partnership, L.P. (herein called the “Partnership”), Wachovia Bank, National Association, a national banking association organized under the laws of the United States of America f/k/a First Union National Bank, as Trustee (herein called the “Trustee”), and Camden Property Trust, a real estate investment trust organized under the laws of the State of Texas, as Guarantor (herein called the “Guarantor”).

RECITALS OF THE PARTNERSHIP AND THE GUARANTOR

     The Partnership has heretofore delivered to the Trustee an Indenture dated as of August 7, 1997 (the “Original Indenture”), as amended and supplemented by Supplemental Indenture No. 1 dated as of August 12, 1997 (“Supplemental Indenture No. 1”), Supplemental Indenture No. 2 dated as of December 17, 1997 (“Supplemental Indenture No. 2”), Supplemental Indenture No. 3 dated as of May 29, 1998 (“Supplemental Indenture No. 3”), and Supplemental Indenture No. 4 dated as of April 20, 2000 (“Supplemental Indenture No. 4” and together with the Original Indenture, Supplemental Indenture No. 1, Supplemental Indenture No. 2 and Supplemental Indenture No. 3, the “Indenture”), providing for the issuance from time to time of senior debt securities of the Partnership (the “Securities”). As a result of the merger of Summit Properties Inc., a corporation organized under the laws of the State of Delaware (“Summit”), with and into Camden Summit, Inc., a corporation organized under the laws of the State of Delaware f/k/a Camden Sparks, Inc. and a wholly owned subsidiary of the Guarantor (“Camden Summit”), Camden Summit succeeded Summit as the general partner of the Partnership.

     The Partnership and the Guarantor intend by this Supplemental Indenture that the Holders of Securities and the Trustee shall receive periodic and other reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Guarantor rather than the reports of the Partnership.

     Guarantor shall guarantee all of the Partnership’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth herein.

     Section 902 of the Original Indenture permits the Partnership and the Trustee to enter into this Supplemental Indenture with the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by this Supplemental Indenture.

     The Board of Directors of Camden Summit, the general partner of the Partnership, has duly adopted resolutions authorizing the Partnership to execute and deliver this Supplemental Indenture.

     All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.1 Relation to Indenture.

     This Supplemental Indenture constitutes an integral part of the Indenture.

     SECTION 1.2 Definitions.

     For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

     (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

     (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

ARTICLE II

AMENDMENTS TO INDENTURE

     SECTION 2.1 Definitions.

     (a) Section 101 of the Original Indenture is hereby amended by amending and restating the following definition in its entirety to read as follows:

“‘Company’ means Camden Summit, Inc. a Delaware corporation and the general partner of the Partnership, or any successor corporation thereto.”

     (b) Section 101 of the Original Indenture is hereby amended by adding the following definitions to read as follows:

“‘Camden’ means Camden Property Trust, a Texas real estate investment trust and the sole stockholder of the Company.”

     SECTION 2.2 Reporting Requirements.

     (a) Section 703 of the Original Indenture is hereby amended so that each and every reference to “Partnership” or the “Partnership” shall instead refer to “Camden.”

     (b) Section 2.4 of Supplemental Indenture No. 1, Section 2.4 of Supplemental Indenture No. 2, Section 2.4 of Supplemental Indenture No. 3, and Section 2.4 of Supplemental Indenture No. 4 are each hereby amended so that each and every reference to “the Partnership’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q”

shall instead refer to “Camden’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q.”

     (c) Section 2.15 of Supplemental Indenture No. 1, Section 2.15 of Supplemental Indenture No. 2, Section 2.10 of Supplemental Indenture No. 3, and Section 2.10 of Supplemental Indenture No. 4 are each hereby amended so that each and every reference to “Partnership” or the “Partnership” shall instead refer to “Camden.”

ARTICLE III

GUARANTEE

SECTION 3.1 Guarantee.

     (a) The Guarantor hereby guarantees, as of the day and year first written above, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities will be paid in full when due, whether at the Maturity or Interest Payment Date, by acceleration, call for redemption or otherwise; (ii) all other obligations of the Partnership to the Holders or the Trustee under the Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Securities; and (iii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Maturity, by acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the Guarantor shall be a surety only and not a principal, and the Trustee and the Holders shall have no recourse against the Guarantor for any amounts owed by the Partnership under the Indenture or the Securities of a series or for the performance of any other obligations of the Partnership under the Indenture or the Securities of a series unless and until an Event of Default has occurred and notice in writing has been given to the Guarantor by the Trustee or the Holders of not less than 25% in principal amount of the Securities of such series.

     (b) The Guarantor and each Holder hereby confirms that it is the intention of all such parties that the guarantee by the Guarantor set forth in Section 3.1(a) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law or any similar United States federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under its guarantee set forth in Section 3.1(a) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor under its guarantee, result in the obligations of the Guarantor under such guarantee not constituting such a fraudulent transfer or conveyance.

     (c) In the event that any of the Partnership’s obligations are terminated under the Securities and the Indenture, the obligations of the Guarantor under its guarantee set forth in Section 3.1(a) with respect to such obligations shall be terminated simultaneously with the termination of such obligations.

ARTICLE IV

TRUSTEE’S ACCEPTANCE

     SECTION 4.1 Trustee’s Acceptance. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

ARTICLE V

MISCELLANEOUS PROVISIONS

     SECTION 5.1 Ratification of Indenture.

     Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

     SECTION 5.2 Governing Law.

     This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

     SECTION 5.3 Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

CAMDEN SUMMIT PARTNERSHIP, L.P.

By:	Camden Summit, Inc., its general partner

	By:	/s/ Dennis M. Steen

Dennis M. Steen
Senior Vice President-Finance, Chief
Financial Officer and Secretary

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as Trustee

By:	/s/ Patrick L. Teague

Patrick L. Teague
Vice President

CAMDEN PROPERTY TRUST,
as Guarantor

By:	/s/ Dennis M. Steen

Dennis M. Steen
Senior Vice President-Finance, Chief
Financial Officer and Secretary